SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 20, 2002

                       AMERICAN LOCKER GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)



     DELAWARE                        0-439                      16-0338330
  (State or other                 (Commission                (I.R.S. Employer
  jurisdiction of                 File Number)              Identification No.)
   incorporation)



            608 ALLEN STREET, JAMESTOWN, NEW YORK        14701
          (Address of principal executive offices)     (Zip Code)


   Registrant's telephone number, including area code   716-664-9600



         (Former name or former address, if changed since last report.)

Item 5.

          On November 20, 2002, American Locker Group Incorporated repurchased 370,000 shares of its common stock for $10.10 per share. The purchase consisted of the purchase of 275,000 shares of common stock from the Estate of Harold J. Ruttenberg and 95,000 shares of common stock from the Estate of Katherine M. Ruttenberg The purchase reduces the Company's total shares of common stock outstanding to 1,514,146.

Item 7.   Financial Statements and Exhibits

          99.1     Press release dated November 20, 2002

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                           American Locker Group Incorporated

NOVEMBER 20, 2002
-----------------
   (Date)                                  /S/EDWARD F. RUTTENBERG
                                           ------------------------------------
                                           Edward F. Ruttenberg
                                           Chairman  and Chief Executive Officer

                                      INDEX

Exhibit

  99.1  Press release dated November 20, 2002

                                  Exhibit 99.1


                                  PRESS RELEASE